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                                                                   Exhibit 10.10


                        AMENDED CREDIT FACILITY AGREEMENT

         This Amended Credit Agreement is dated for reference August 13th, 2001, and made among MFC MERCHANT BANK S.A., a bank organized under the laws of Switzerland ("Merchant Bank" or "Lender") and MYMETICS CORPORATION (f/k/a/ Ichor Corporation, a corporation organized under the laws of the State of Delaware, as a successor in interest hereunder by assignment and assumption to Hippocampe) ("Borrower").

         WHEREAS Merchant Bank and Hippocampe entered into that certain Credit Facility Agreement dated July 27, 2000 (the "Credit Agreement");

         WHEREAS on December 29, 2000, all the rights and obligations under the Credit Agreement were assigned to and assumed by Ichor Corporation;

         WHEREAS Ichor Corporation changed its name to Mymetics Corporation on July 23, 2001;

         WHEREAS Merchant Bank and Lender have agreed to extend the Maturity date of the Credit Agreement between the parties dated July 27, 2000, with six months.

         NOW, THEREFORE, in consideration of the premises and the covenants contained herein, and intending to be legally bound, the parties hereto agree as follows:

         1. Definitions. Defined terms not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement and the Assignment Agreement;

         2. Extension of Maturity Date. Section 2.1 of the Credit Agreement shall be amended in its entirety as follows:

         Section 2.1. The Lender shall make available to the Borrower in accordance with, and subject to the terms and the conditions of this Agreement, until February 28, 2002 (the "Maturity Date"), a revolving term facility in the principal amount of up to Euro 1,300,000 (the "Credit Facility") and made available to the Borrower by way of Advances in accordance with Section 2.2 hereof. The parties also have the intention to extend the Credit Agreement with subsequent six month terms, at the option of Merchant Bank.

All other provisions of the Credit Agreement and the Assignment Agreement shall continue in full force and effect and shall not be modified hereby.

         3. Governing Law. This Amendment shall be construed, performed and enforced in accordance with, and governed by, the internal laws of Switzerland, without giving effect to the principles of conflict of law thereof.

         4. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, heirs, executors, administrators, legal representatives and assigns.



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         5. Counterparts. This Amendment may be executed in counterparts, each of which will be an original and all of which will constitute the same document.

IN WITNESS HEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first written above.



                                    THE BORROWER

                                    MYMETICS CORPORATION



                                    per:  /s/ [illegible]
                                          ----------------------------------
                                             Authorized Signing Officer

                                    per:  /s/ [illegible]
                                          ----------------------------------
                                             Authorized Signing Officer


                                    THE LENDER

                                    MFC MERCHANT BANK S.A.


                                    per:  /s/ [illegible]
                                          ----------------------------------
                                             Authorized Signing Officer

                                    per:  /s/ [illegible]
                                          ----------------------------------
                                             Authorized Signing Officer